UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 21, 2012

PAR TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                 Changes in Registrants Certifying Accountant.

(a)          Former independent registered public accounting firm

The Audit Committee of the Board of Directors (the “Audit Committee”) of PAR Technology Corporation (the “Company”) has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2012.

As a result of this process, on June 21, 2012 (the “Auditor Change Date”), the Company’s Audit Committee made the decision to dismiss KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm.  KPMG was notified of such dismissal on June 22, 2012.

 The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

 In connection with KPMG’s audits for the years ended December 31, 2011 and 2010, and the subsequent interim period through the Auditor Change Date, there were no “disagreements” as defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the  subject matter of such disagreements in connection with its reports on the Company’s financial statements for such years.  In addition, no “reportable events” as defined in Item 304(a)(1)(v) Regulation S-K, occurred during the years ended December 31, 2011 and 2010 and the subsequent interim period through the Auditor Change Date.

 The Company provided KPMG with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that KPMG furnish a letter addressed to the SEC stating whether or not KPMG agrees with the statements noted above.  A copy of the letter, dated June 27, 2012, from KPMG is attached as a Exhibit 16.1 to this Current Report on Form 8-K.

(b)          New independent registered public accounting firm

On June 21, 2012, the Audit Committee approved the selection and appointment of BDO USA, LLP (“BDO”), effective immediately, as the Company’s independent registered public accounting firm to audit the Company’s financial statements beginning with the financial statements as of and for the year ending December 31, 2012 and to review the Company’s interim financial statements beginning with the financial statements as of and for the quarter ending June 30, 2012.

 During the Company’s two most recent fiscal years and the period through the Auditor Change Date, neither the Company nor anyone on its behalf consulted with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report or oral advice provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a“ disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).  In deciding to appoint BDO, the Audit Committee considered independence matters and concluded that BDO had no prior relationships with the Company that would impair its independence.

Item 9.01                 Financial Statements and Exhibits.

(d)          Exhibits.

16.1              Letter of KPMG LLP dated June 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR Technology Corporation
(Registrant)
Date: June 27 2012	By:	/S/STEVEN M. MALONE
Steven M. Malone
Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.      Description of Exhibit

16.1        Letter of KPMG LLP dated June 27, 2012